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                                                                     EXHIBIT 24b


                               Power of Attorney

     We, the undersigned officers and directors of Centene Corporation hereby severally constitute and appoint Michael F. Neidorff, Karey L. Witty and John L. Gillis, and each of them singly, our true and lawful attorneys-in-fact and agents with full power to them, to sign for us and in our names in the capacities indicated below, any and all pre-effective and post-effective amendments to the Registration Statement on Form S-1 filed herewith, and any subsequent Registration Statement for the same offering which may be filed under Rule 424(b), and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable Centene Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys-in-fact and agents, or any of them, to said amendments or to any subsequent Registration Statement for the same offering which may be filed pursuant to Rule 424(b).

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed as of October __, 2001 by the following persons in the capacities indicated.


Name                       Title
----                       -----


                           President and Chief Executive Officer
-----------------------
Michael F. Neidorff

                           Senior Vice President, Chief Financial Officer and
-----------------------    Secretary
Karey L. Witty


                           Director
-----------------------
Samuel E. Bradt


                           Director
-----------------------
Walter E. Burlock, Jr.


                           Director
-----------------------
Edward L. Cahill


/s/ Howard E. Cox, Jr.     Director
-----------------------
Howard E. Cox, Jr.


/s/ Robert K. Ditmore      Director
-----------------------
Robert K. Ditmore



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